U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2006

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Approval of Emeritus Corporation 2006 Equity Incentive Plan

At the 2006 Annual Meeting of Shareholders of Emeritus Corporation ("Emeritus") held on June 14, 2006, the shareholders of Emeritus approved a proposal to adopt the Emeritus 2006 Equity Incentive Plan. The 2006 Plan authorizes the issuance of up to 1,000,000 share of common stock for employees, non-employee directors, consultants, advisors and independent contractors. The 2006 Plan allows for the granting of various types of awards, one of which is stock options that generally vest over a three year period. Any unexercised options expire after seven years. On July 25, 2006, Emeritus granted options to purchase 479,500 shares of common stock from the 2006 Plan.

The foregoing summary of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan included as Appendix A to the definitive proxy statement on Schedule 14A filed by Emeritus on May 1, 2006. The form of Stock Option Grant Notice/Stock Option Agreement approved by the Compensation Committee for use under the 2006 Plan is filed as an exhibit to this report.

Grant of Stock Options to Certain Executive Officers

On July 25, 2006, the Compensation Committee approved stock option grants under the 2006 Plan to the executive officers listed below for the number of shares listed below. Each option granted vests 1/3 as of the grant date, 1/3 on the first anniversary of the grant date and a final 1/3 on the second anniversary of the grant date. The options each have a seven-year term and have an exercise price equal to $18.60, the closing price of Emeritus common stock on the date of grant. The grants were each evidenced by the form of Stock Option Grant Notice/Stock Option Agreement filed as an exhibit to this report.

Name of Optionee	Number of Shares Subject to Option
Daniel R. Baty	30,000
Gary S. Becker	25,000
Raymond R. Brandstrom	25,000
Christopher M. Belford	20,000
Kacy P. Kang	20,000
Suzette McCanless	20,000
Martin D. Roffe	15,000
Frank A. Ruffo	15,000

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits
        Exhibit No.  Description

10.90	Emeritus Corporation 2006 Equity Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement on Schedule 14A filed by Emeritus on May 1, 2006)
10.90.1	Form of Stock Option Grant Notice/Stock Option Agreement under the Emeritus Corporation 2006 Equity Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

November 3 , 2006		EMERITUS CORPORATION

	By:	/s/ Raymond R. Brandstrom
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer
and Secretary

INDEX TO EXHIBITS

        Exhibit No.  Description

10.90	Emeritus Corporation 2006 Equity Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement on Schedule 14A filed by Emeritus on May 1, 2006)
10.90.1	Form of Stock Option Grant Notice/Stock Option Agreement under the Emeritus Corporation 2006 Equity Incentive Plan